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                                                                   Exhibit 10.31

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") is made as of December 12, 2002 by and between North Coast Energy, Inc., a Delaware corporation ("Borrower"), and Union Bank of California, N.A., as Agent (herein called "Agent"), and the other Lenders from time to time parties to the Credit Agreement (as defined below).

                              W I T N E S S E T H:

         WHEREAS, Borrower, Agent and Lenders have entered into that certain Credit Agreement dated as of September 26, 2000 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make loans to Borrower as therein provided; and

         WHEREAS, Borrower, Agent, and Lenders desire to amend the Original Agreement as provided herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES

         ss. 1.1 TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         ss. 1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this ss.1.2.

                  "AMENDMENT" means this Third Amendment to Credit Agreement.

                  "CREDIT AGREEMENT" means the Original Agreement as amended hereby.


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                                   ARTICLE II.

                        AMENDMENTS TO ORIGINAL AGREEMENT

         ss. 2.1. DEFINED TERM. The definition of the term "CONSOLIDATED EBITDA" in Section 1.1 of the Original Agreement is hereby deleted and replaced with the following definition of the term "CONSOLIDATED EBITDAX":

         "CONSOLIDATED EBITDAX" means, for each period of four consecutive Fiscal Quarters, the sum of (1) the Consolidated Net Income of Borrower during such period, plus (2) all interest expense which was deducted in determining such Consolidated Net Income, plus (3) all income taxes which were deducted in determining such Consolidated Net Income, plus
         (4) all depreciation, amortization (including amortization of good will and debt issue costs) and other non-cash charges (including any provision for the reduction in the carrying value of assets recorded in accordance with GAAP) which were deducted in determining such Consolidated Net Income, plus (5) all exploration and abandonment expense which were deducted in determining such Consolidated Net Income, minus (6) all non-cash items of income which were included in determining such Consolidated Net Income.

         ss. 2.2. INTEREST COVERAGE RATIO. Section 7.14 of the Original Agreement is hereby amended in its entirety to read as follows:

         Section 7.14. INTEREST COVERAGE RATIO. At the end of any Fiscal Quarter, the ratio of (a) Borrower's Consolidated EBITDAX for the four immediately preceding consecutive fiscal quarters to (b) Borrower's Consolidated Interest Expense for such period will never be less than
         2.5 to 1.0

         ss. 2.3. FIXED CHARGE COVERAGE RATIO. Section 7.15 of the Original Agreement is hereby amended in its entirety to read as follows:

         Section 7.15. FIXED CHARGE COVERAGE RATIO. At the end of any Fiscal Quarter, the ratio of (a) Borrower's Consolidated EBITDAX for the four immediately preceding consecutive Fiscal Quarters to (b) Borrower's Consolidated Fixed Charges for such period will never be less than 1.5 to 1. For purposes of this section, "Borrower's Consolidated Fixed Charges" means the sum of Borrower's Consolidated Interest Expense, payments of principal on Indebtedness (other than under this agreement if the Borrower has the right to redraw the amount so paid), income taxes paid in cash and dividends on Preferred Stock accrued during such period, but only to the extent paid in cash during the next Fiscal Quarter.

         ss. 2.4. LIMITATION ON SALES OF PROPERTY. Section 7.5 of the Original Agreement is hereby amended to add the following paragraph (f) immediately following paragraph (e):

                           (f) other property (including Collateral, which
                  shall be released from the


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                  Liens of the Security Documents) which is sold for fair
                  consideration not in excess of $500,000 in the aggregate (taking into account all such sales of all Restricted Persons) during the six month period between any two Determination Dates.

                                  ARTICLE III.

                           CONDITIONS OF EFFECTIVENESS

         ss. 3.1. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written when and only when each of the following conditions shall have been satisfied:

                  (a) Agent shall have received, at Agent's office, each of the following in form, substance and date satisfactory to Agent: (i) a counterpart of this Amendment executed and delivered by Borrower and Majority Lenders; and (ii) a certificate of a duly authorized officer of Borrower dated the date of this Amendment certifying: (A) that all of the representations and warranties set forth in ss. 4.1 hereof are true and correct at and as of the time of such effectiveness; and (B) as to such other corporate matters as Agent shall deem necessary; and

                  (b) Agent shall have additionally received such other documents as Agent may reasonably request.

                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

         ss. 4.1. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Agent and Lenders to enter into this Amendment, Borrower represents and warrants as of the date on which this Amendment becomes effective to Agent that:

                  (a) The representations and warranties contained in Article V of the of the Credit Agreement are true and correct at and as of the time of the effectiveness hereof.

                  (b) Each Restricted Person is duly authorized to execute and deliver each Loan Document to which it is a party and Borrower is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Each Restricted Person has duly taken all corporate action necessary to authorize the execution and delivery of each Loan Document to which it is a party and to authorize the performance of the obligations of it hereunder and thereunder.

                  (c) The execution and delivery by each Restricted Person of the Loan Documents to which it is a party, the performance by each Restricted Person of its obligations hereunder


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         and thereunder, and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of any Restricted Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, or result in the creation of any lien, charge or encumbrance upon any assets or properties of any Restricted Person. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by any Restricted Person of the Loan Documents to which it is a party, or to consummate the transactions contemplated hereby and thereby.

                  (d) When duly executed and delivered, each of this Amendment and each Loan Document (as amended or affected by this by the Amendment) will be a legal and binding instrument and agreement of each Restricted Person that is a party thereto, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

                  (e) The audited annual financial statements of Borrower dated as of March 31, 2002 and the unaudited quarterly financial statements of Borrower dated as September 30, 2002 fairly present the financial position at such dates and the statement of operations and the changes in financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to Agent. Since March 31, 2002, no material adverse change has occurred in the financial condition or businesses of Borrower.

                                   ARTICLE V.

                                  MISCELLANEOUS

         ss. 5.1. RATIFICATION OF AGREEMENTS. Each Loan Document, as amended or affected hereby, is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent or Lenders under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

         ss. 5.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Agent shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.


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         ss. 5.3. LOAN DOCUMENTS. This Amendment is a Loan Document, and all
provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

         ss. 5.4 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         ss. 5.5. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                   NORTH COAST ENERGY, INC.



                                   By: /s/ Omer Yonel
                                   -----------------------------------
                                   Name: Omer Yonel
                                   Title: Chief Executive Officer, Director

                                   UNION BANK OF CALIFORNIA, N.A., as
                                   Agent and Lender

                                   By: /s/ Randall Osterberg
                                   -----------------------------------
                                   Name: Randall Osterberg
                                   Title: Senior Vice President

                                   By: /s/ John A. Clark
                                   -----------------------------------
                                   Name: John A. Clark
                                   Title: Vice President


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                                        BANK ONE, NA (Main Office Chicago),
                                        Lender

                                        By: /s/ Thomas E. Okamoto
                                           ----------------------------------
                                           Name: Thomas E. Okamoto
                                           Title: Associate Director

                                        COMERICA BANK-TEXAS, Lender

                                        By: /s/ Huma Vadgama
                                           ----------------------------------
                                           Name: Huma Vadgama
                                           Title: Assistant Vice President

                                        FORTIS CAPITAL CORP., Lender

                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

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                             CONSENT AND AGREEMENT

         North Coast Operating Company (the "Company") and each of the partnerships party hereto (the "Partnerships") hereby consent to the provisions of this Amendment and the transactions contemplated herein, and agrees that the Company's and the Partnership's obligations and covenants under the Credit Agreement are unimpaired hereby and shall remain in full force and effect. North Coast Energy Eastern, Inc., f/k/a Peake Energy, Inc., hereby consents to the provisions of this Amendment and the transactions contemplated herein, and agrees that its obligations and covenants under its Guaranty of even date with the Original Agreement in favor of Agent are unimpaired hereby and shall remain in full force and effect.

Date: December 12, 2002

NORTH COAST ENERGY EASTERN, INC.         NORTH COAST OPERATING COMPANY



By: /s/ Omer Yonel                          By: /s/ Omer Yonel
   ---------------------------              ----------------------------
   Name:                                    Name:
   Title:                                   Title:




Capital Drilling Fund 1986-1
Limited Partnership

North Coast Energy 1996-1 Appalachian
Private Drilling Program L.P.

North Coast Energy 1996-2 Appalachian
Private Drilling Program L.P.

North Coast Energy 1997-2 Appalachian
Private Drilling Program L.P.

By: NORTH COAST ENERGY, INC., general partner



   By: /s/ Omer Yonel
      --------------------------
      Name:
      Title:


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